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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 4, 2005
                Date of Report (Date of earliest event reported)

                               SONIC FOUNDRY, INC.
             (Exact name of registrant as specified in its chapter)

            Maryland                    1-14007                39-1783372
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

          222 W. Washington Ave, Suite 775
                 Madison, WI 53703                       (608) 443-1600
      (Address of principal executive offices)   (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 4, 2005, Sonic Foundry, Inc. reported its fiscal 2005 third quarter financial results. See attached press release at exhibit 99.1.

The information in this Report on Form 8-K (including the exhibit) is furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

   (c)    Exhibits

   99.1 Press release concerning financial results for fiscal 2005 third quarter ended June 30, 2005.

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                                  EXHIBIT LIST

NUMBER                                  DESCRIPTION
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99.1      Press release dated August 4, 2005 regarding financial results for fiscal 2005 third quarter ended June 30, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  Sonic Foundry, Inc.
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                                                  (Registrant)

          August 4, 2005                          By:  /s/ Kenneth A. Minor
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                                                       Kenneth A. Minor
                                                       Chief Financial Officer